SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
AMENDMENT NO. 1
TO
FORM 8-K
______________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

Charter Communications, Inc.
CCO Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware
Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
333-112593	86-1067239
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 18, 2016, Charter Communications, Inc. ("Charter") filed a Current Report on Form 8-K reporting that on May 18, 2016 Charter closed on the transactions with Time Warner Cable Inc. ("TWC"), Advance/Newhouse Partnership (former parent company of Bright House Networks, LLC ("Bright House")) and Liberty Broadband Corporation ("Liberty") in which they acquired TWC and Bright House (the "Transactions").

This Amendment No. 1 to Form 8-K amends the Form 8-K Charter filed on May 18, 2016 to include Bright House’s condensed consolidated financial statements as of and for the three months ended March 31, 2016, as required by Item 9.01(a) of Form 8-K, and the unaudited pro forma condensed consolidated financial information related to the acquisition of TWC and Bright House, as required by Item 9.01(b) of Form 8-K.

On April 7, 2016, Charter filed a Current Report on Form 8-K to include the consolidated audited financial statements of Bright House Networks, LLC and its subsidiaries as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013, as required by Item 9.01(a) of Form 8-K and which are hereby incorporated by reference in this current report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1 *	Unaudited Pro Forma Consolidated Financial Statements.
99.2 *	Condensed Consolidated Financial Statements of Bright House Networks, LLC and Subsidiaries as of March 31, 2016 and for the three months ended March 31, 2016 and 2015.

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* filed herewith

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial.  Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations.  Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in our filings with the SEC.  Many of the forward-looking statements contained in this Current Report may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others.  Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Current Report are set forth in our Annual Report on Form 10-K and other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

Risks Related to the recently completed Transactions

•	our ability to achieve the synergies and value creation contemplated by the Transactions;

•	our ability to promptly, efficiently and effectively integrate acquired operations;

•	managing a significantly larger company than before the completion of the Transactions;

•	diversion of management time on issues related to the integration of the Transactions;

•
changes in Legacy Charter, Legacy TWC or Legacy Bright House operations' businesses, future cash requirements, capital requirements, results of operations, revenues, financial condition and/or cash flows;

•	disruption in our business relationships as a result of the Transactions;

•	the increase in indebtedness as a result of the Transactions, which will increase interest expense and may decrease our operating flexibility;

•	operating costs and business disruption that may be greater than expected;

•	the ability to retain and hire key personnel and maintain relationships with providers or other business partners; and

•	costs, disruptions and possible limitations on operating flexibility related to regulatory conditions applicable to us as a result of the Transactions.

Risks Related to Our Business

•
our ability to sustain and grow revenues and cash flow from operations by offering video, Internet, voice, advertising and other services to residential and commercial customers, to adequately meet the customer experience demands in our markets and to maintain and grow our customer base, particularly in the face of increasingly aggressive competition, the need for innovation and the related capital expenditures;

•
the impact of competition from other market participants, including but not limited to incumbent telephone companies, direct broadcast satellite operators, wireless broadband and telephone providers, digital subscriber line (“DSL”) providers, fiber to the home providers, video provided over the Internet and providers of advertising over the Internet;

•	general business conditions, economic uncertainty or downturn, unemployment levels and the level of activity in the housing sector;

•	our ability to obtain programming at reasonable prices or to raise prices to offset, in whole or in part, the effects of higher programming costs (including retransmission consents);

•
our ability to develop and deploy new products and technologies including our cloud-based user interface, Spectrum Guide®, and downloadable security for set-top boxes, and any other cloud-based consumer services and service platforms;

•	the effects of governmental regulation on our business or potential business combination transactions;

•	any events that disrupt our networks, information systems or properties and impair our operating activities or our reputation;

•
the availability and access, in general, of funds to meet our debt obligations prior to or when they become due and to fund our operations and necessary capital expenditures, either through (i) cash on hand, (ii) free cash flow, or (iii) access to the capital or credit markets; and

•
our ability to comply with all covenants in our indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of our other obligations under cross-default provisions.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc. and CCO Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO HOLDINGS, LLC,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Chief Accounting Officer
Date: July 29, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1 *	Unaudited Pro Forma Consolidated Financial Statements.
99.2 *	Condensed Consolidated Financial Statements of Bright House Networks, LLC and Subsidiaries as of March 31, 2016 and for the three months ended March 31, 2016 and 2015.

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* filed herewith